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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   JULY 15, 1998


                            CELL THERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)


WASHINGTON                             0-28386            91-1533912
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(State or other jurisdiction         (Commission        (IRS Employer
 of incorporation)                   File Number)       Identification No.)


201 ELLIOTT AVENUE WEST, SEATTLE, WASHINGTON                       98119
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (206) 282-7100


                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

     On July 15, 1998, the Cell Therapeutics, Inc. (the "Registrant") issued a press release announcing that the Registrant had reached an agreement in principle to revise its agreement with The R.W. Johnson Pharmaceutical Research Institute and Ortho Biotech Inc., both subsidiaries of Johnson & Johnson, for the development and commercialization of lisofylline, a drug intended to prevent serious and fatal infections and damage to mucous membranes following radiation and chemotherapy treatment. The text of that press release is being filed as
Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Business Acquired.   -  Not applicable.

    (b)  Pro Forma Financial Information.    -  Not applicable.

    (c)  Exhibits.

         99.1 Press release dated July 15, 1998, giving notice of an agreement in principle to revise the Collaboration Agreement dated November 8, 1996, by and between the Registrant, The R.W. Johnson Pharmaceutical Research Institute and Ortho Biotech Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              CELL THERAPEUTICS, INC.


Dated:  July 20, 1998                         By: /s/ JAMES A. BIANCO, M.D.
                                                  -------------------------
                                              James A. Bianco, M.D.
                                              President and Chief Executive
                                              Officer
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                                 EXHIBIT INDEX


     Exhibit No.              Description          Page No.
     -----------              -----------          --------

     99.1 Press release dated July 15, 1998, giving notice of an agreement in principle to revise the Collaboration Agreement dated November 8, 1996, by and between the Registrant, The R.W. Johnson Pharmaceutical Research Institute and Ortho Biotech Inc.